CITIGROUP MORTGAGE LOAN TRUST INC. ABS-15G

Exhibit 99(1)(s)(1)

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES
FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name:	AMC Diligence, LLC
Business Name (if Different):
Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	Citigroup Global Markets, Inc.
Business Name (If Different):
Principal Business Address:	388 Greenwich Street, 6th Floor, New York, NY 10013

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions, April 30, 2026

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:      AMC Diligence, LLC

(Print name of duly authorized person)

By: Michelle Hudson

Signature: /s/ Michelle Hudson

Date: May 28, 2026

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Item 4. Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Citigroup Global Markets, Inc. (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.

The Review was conducted for the securitization mortgage loan population reviewed by AMC. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Credit and Compliance Review”:	1,555 mortgage loans
▪	“Data Integrity Review”:	1,555 mortgage loans
▪	“Collection Comment Review”:	218 mortgage loans
▪	“Payment History Review”:	1,338 mortgage loans
▪	“Title Review”:	34 mortgage loans
▪	“Lien Position Verification Review”:	637 mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 39 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

Amortization Type	Leasehold Flag (Y/N)	Original Term to Maturity
City	Lien Position	Origination Date
Documentation Type Place Holder	Lifetime Maximum Rate Ceiling	Postal Code
Draw Period	Lifetime Minimum Rate Floor	Property Type
First Rate Adjustment Date ARMs	Loan Purpose	Qualifying FICO
Gross Margin	Maturity Date	Rate Frequency
Guideline Name	Maximum Draw (Line Limit)	State
I/O Period	Most Recent FICO Date	Subsequent Interest Rate Change Down
Index	Occupancy	Subsequent Interest Rate Change Up
Initial Draw Amount	Original Amortization Term	TILA Status Loan Designation
Initial Interest Rate Cap Change Down	Original Interest Only Flag	Value Age
Initial Interest Rate Cap Change Up	Original Interest Rate	Value at Origination
Last Name	Original PI	Value at Origination Date

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC performed a review of the loan package to determine whether such package met the credit and property underwriting criteria of Client, as applicable for the selected loan, in effect at the time of such loan’s origination and that adequate support for the underwriting decision was contained in the file. AMC confirmed that all loan approval conditions required by the underwriter were satisfied and that the information on the closing documents, including the settlement statement, was consistent with the underwriting decisions and the final terms of the mortgage loan.

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To complete these activities, AMC completed a review utilizing the following review scope:

Credit Application: AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC confirmed the presence of a credit report that met guideline requirements, for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, SitusAMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iii) gathered other data as required to verify adherence to the underwriting guidelines in place at the time of loan application.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent. During this review, AMC verified whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: AMC conducted a review of the insurance present on the mortgage loan and verified that (i) the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) the flood certification was for the correct borrower, property, lender and mortgage loan number.

Occupancy Review: AMC confirmed the property occupancy was consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file including any fraud reports. This review included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns or transcripts) to confirm that there were no indicators that the property was not the borrower’s principal residence.

Guideline Review: AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined will include (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, and (vi) property usage.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC verified whether the appropriate vestee was on the title document: if a purchase, the seller; if a refinance, the borrower. AMC also reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and

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environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC reviewed for Oil, Gas, Water or Mineral rights.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was provided to AMC or if it was not provided that another valuation product was ordered in accordance with rating agency requirements. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

If more than one valuation was provided, AMC will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, AMC will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review result in a variance of more than 10% then the client will be notified of such variance.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual

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mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§§1026.15) as applicable

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	failure to provide the correct form of right of rescission notice;

iv)	failure to provide the three (3) business day rescission period;

v)	“I wish to cancel” section of rescission notice is signed by borrower

vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the information that must be provided to satisfy the requirements in § 1026.6 with regard to the method of determining the finance charge and the balance upon which a finance charge will be imposed, the annual percentage rate, the amount or method of determining the amount of any membership or participation fee that may be imposed as part of the plan, and the payment information described in § 1026.40(d)(5)(i) and (ii) that is required under § 1026.6(e)(2). A creditor may satisfy this requirement by giving an initial disclosure statement that complies with the regulation. For a variable rate program, the material disclosures also include the disclosures listed in § 1026.6(a)(1)(ii): the circumstances under which the rate may increase; the limitations on the increase; and the effect of an increase, and disclosures listed in § 1026.6(a)(1)(ii) for any repayment phase; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	Home Equity Disclosures (§§1026.6, 40) as applicable

i)	failure to provide the applicable home equity initial and account opening disclosures

ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner

iii)	Review the HELOC Agreement for the following limitations on home equity plans (12 C.F.R. 1026.40)

(1)	Confirm index used (if applicable) is one that can independently be obtained by the borrower

(2)	Review if loan docs contain a due-on-demand clause that permits the lender to call or accelerate the loan except in the following circumstances: (1) There is fraud or misrepresentation; (2) The consumer fails to meet the repayment terms of the agreement; or (3) Any action or inaction by the consumer that adversely affects the creditor’s security plan (e.g. the borrower fails to maintain insurance on the dwelling; fails to pay taxes; sells the property, etc.)

(3)	Review if the agreement includes a provision which permits a creditor to unilaterally change the terms of the plan only in the following circumstances: (1) a change that was provided for in the Agreement (2) Substitution of Index (3) Changes by written Agreement (4) Beneficial Changes to the borrower (5) “Insignificant” Changes and (6) Suspension of credit privileges or reduction of credit limit

(4)	Check for evidence that the creditor imposed a non-refundable fee in connection with an application for a HELOC until three (3) business days after the consumer has received the required HELOC disclosures and brochure

c)	Tolerances (§§1026.14) as applicable

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

d)	High-cost Mortgage (§§1026.31, 32 and 34):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty threshold test; and

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iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

e)	Mandatory Arbitration Clauses (§1026.36(h)):

i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

f)	Prohibition on Financing Credit Insurance (§1026.36 (i)):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

(II) The applicable disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations;

(III) The applicable disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. State usury limitations and state-specific prohibited fees testing are outside of scope;

(IV) Federal and state specific prepayment penalty provisions.

(V) Federal and state specific late charges in states with assignee liability.

(a)	The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico and West Virginia, as applicable to home equity lines of credit.

(VI) As part of its compliance review, AMC will analyze and capture data from source documents including, but not limited to:

A.	Important Terms Disclosure

B.	Home Equity Line of Credit Agreement, including Fee Addendum

C.	HUD-1 Settlement Statement or Line of Credit Closing Statement (including HUD-1 Settlement Statement or Closing Statement for any simultaneous other lien), if provided

D.	Billing Rights Disclosure

E.	When Your Home is on the Line: What You Should Know About Home Equity Lines of Credit Brochure

F.	Tax Advisor Statement

G.	Mortgage, Deed of Trust

H.	Notice of Right to Cancel (if applicable)

I.	FACTA disclosures (if enabled in deal setting)

J.	Select state specific disclosures

Each loan reviewed will be assigned an “Overall Compliance Event Level” based on the highest of the individual condition grades.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Collection Comment Review (218 loans): AMC performed up to 36-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review (1,338 loans): AMC performed up to 36-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

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Title Review (34 loans): SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between June 2025 and April 2026. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). SitusAMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:

a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.

b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:

a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)

b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)

c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:

i.	Municipal liens (“Municipal Liens”)

ii.	Property tax liens/security agreements (“Property Tax Liens”)

iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)

iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

a.	Regional statutes/case law related to lien/mortgage enforcement

b.	Debtor Identity Verification (i.e. Commonality of Name)

c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.

d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, SitusAMC reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether SitusAMC believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

Light Lien Review (637 loans): SitusAMC Title Production Solutions LLC performed a public records search of mortgage loans between May 2025 and March 2026 for properties identified to include:

●	All open voluntary Mortgage/DOT liens that are recorded in public land records. This will determine current lien position of the targeted Mortgage/DOT provided by Client.

●	All open voluntary Mortgage/DOT lien document images, when available. In some instances, SitusAMC Title Production Solutions, LLC may only provide pertinent document pages or only dockets/court records as to be determined by SitusAMC Title Production Solutions, LLC.

(9) Disclaimer.

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Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

OVERALL RESULTS SUMMARY (1,555 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Overall Grade	Loan Count	% of Loans
A	553	35.56%
B	984	63.28%
C	17	1.09%
D	1	0.06%
Total	1,555	100.00%

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REVIEW EXCEPTION SUMMARY (1,555 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	Missing Non-Required Data	670
		GSE	246
		Missing, Incorrect, or Incomplete Final or Initial 1003	121
		Missing Application Date	78
		RESPA	54
		Misc. State Level	34
		State Late Charge	29
		ECOA	29
		Missing Disclosure	12
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	11
		TILA	7
		FACTA	3
		Missing Required Data (other than HUD-1 or Note)	2
		Total Compliance Grade (B) Exceptions:	1,296
Total Compliance Exceptions:			1,296
Credit	C	Loan Package Documentation	3
		Total Credit Grade (C) Exceptions:	3
	B	Title	75
		Guideline	53
		Income / Employment	26
		Insurance	21
		Missing Document	16
		Income	5
		Hazard Insurance	3
		Borrower and Mortgage Eligibility	3
		Loan Package Documentation	2
		Note	1
		1003	1
		Appraisal Reconciliation	1
		Asset	1
		Credit	1
		Total Credit Grade (B) Exceptions:	209
Total Credit Exceptions:			212
Property	D	Appraisal Reconciliation	1
		Total Property Grade (D) Exceptions:	1
	C	Appraisal Reconciliation	11
		Property - Appraisal	2
		Credit	2
		Total Property Grade (C) Exceptions:	15
	B	Property - Appraisal	41
		Total Property Grade (B) Exceptions:	41
Total Property Exceptions:			57
Grand Total:			1,565

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DATA INTEGRITY REVIEW SUMMARY (1,555 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 39 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Name	# of Variances	# Loans	% Variance
Amortization Type	0	1,555	0.00%
City	0	1,555	0.00%
Documentation Type Place Holder	0	1,555	0.00%
Draw Period	0	1,555	0.00%
First Rate Adjustment Date ARMs	0	1,555	0.00%
Gross Margin	0	1,555	0.00%
Guideline Name	0	1,555	0.00%
I/O Period	0	1,555	0.00%
Index	0	1,555	0.00%
Initial Draw Amount	0	1,555	0.00%
Initial Interest Rate Cap Change Down	0	1,555	0.00%
Initial Interest Rate Cap Change Up	0	1,555	0.00%
Last Name	0	1,555	0.00%
Leasehold Flag (Y/N)	0	1,555	0.00%
Lien Position	0	1,555	0.00%
Lifetime Maximum Rate Ceiling	0	1,555	0.00%
Lifetime Minimum Rate Floor	0	1,555	0.00%
Loan Purpose	0	1,555	0.00%
Maturity Date	0	1,555	0.00%
Maximum Draw (Line Limit)	0	1,555	0.00%
Most Recent FICO Date	0	1,555	0.00%
Occupancy	0	1,555	0.00%
Original Amortization Term	0	1,555	0.00%
Original Interest Only Flag	0	1,555	0.00%
Original Interest Rate	0	1,555	0.00%
Original PI	0	1,555	0.00%
Original Term to Maturity	0	1,555	0.00%

Origination Date	0	1,555	0.00%
Postal Code	0	1,555	0.00%
Property Type	0	1,555	0.00%
Qualifying FICO	0	1,555	0.00%
Rate Frequency	0	1,555	0.00%
State	0	1,555	0.00%
Subsequent Interest Rate Change Down	0	1,555	0.00%
Subsequent Interest Rate Change Up	0	1,555	0.00%
TILA Status Loan Designation	0	1,555	0.00%
Value Age	0	1,555	0.00%
Value at Origination	0	1,555	0.00%
Value at Origination Date	0	1,555	0.00%
Grand Total	0	60,645	0.00%

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COLLECTION COMMENT REVIEW SUMMARY (218 Mortgage Loans)

AMC reviewed a total of 218 mortgage loans. In total 0 mortgage loans (0.00% by number), carried an EV3 exception.

Comment Review Grade	Loan Count	% of Loans
1	215	98.62%
2	3	1.38%
3	0	0.00%
Total	218	100.00%

PAYMENT HISTORY REVIEW SUMMARY (1,338 Mortgage Loans)

All 1,338 (100.00%) of the 1,338 Mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 78 mortgage loans (5.83%) showed at least one delinquency within the look back period. As of the 03/31/2026 cutoff date, 1,327 mortgage loans (99.18%) mortgage loans were current. Some “% of Loans” may not add to 100% due to rounding.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	1,260	94.17%
Delinquency, No Missing Data	78	5.83%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	1,338	100.00%

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans, including the subject property address, borrower names, origination date, original mortgage loan amount, and origination lien position for the subject mortgage.

Using the data provided, SitusAMC ordered either a current owner title search for expected first lien mortgage loans or a lien position verification title search (scope of service below) for expected second lien mortgages. SitusAMC reviewed the title search results along with title policies provided within the servicer loan files, for all liens that were recorded before the recordation of the subject mortgage to determine if any identifiable liens were listed as an exception on schedule B of the applicable title policies.

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FIRST LIEN TITLE DELIGENCE REVIEW SUMMARY (34 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 34 expected first lien mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	There are no potential issues concerning origination deed vesting.

●	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

●	No unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.

●	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

●	Except with respect to 3 Prior Liens across 2 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 3 Prior Liens across 2 mortgage loan files, all 3 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

●	Except with respect to 2 Prior Mortgages across 2 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 2 Prior Mortgages across 2 mortgage loan files, 1 Prior Mortgage was determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, and 1 Prior Mortgage was determined to be mitigated as the timeline for enforceability has passed.

●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

LIGHT LIEN VERIFICATION REVIEW SUMMARY (637 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 637 expected second lien mortgage loans. There were 8 mortgage loans that were determined to have a critical lien priority issue based upon the scope of reviews set forth herein. These 8 mortgage loans had senior lien encumbrances recorded before the recordation of the subject mortgage; however, the issue was mitigated by reviewing Schedule B of the related Title Policy on which there are no stated exceptions which explicitly preclude coverage. SitusAMC determined from a review of the lien verification title search that the remaining 629 mortgage loans were in the expected or better lien position.

ADDITIONAL SUMMARY

The summary information below represents data collected during the AMC Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	1,555	100.00%	$305,822,297.32	100.00%
Total	1,555	100.00%	$305,822,297.32	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	25	1.61%	$7,395,999.00	2.42%
2	1,530	98.39%	$298,426,298.32	97.58%
Total	1,555	100.00%	$305,822,297.32	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	3	0.19%	$329,000.00	0.11%
Cash Out: Home Improvement/Renovation	15	0.96%	$2,722,130.00	0.89%
Cash Out: Other/Multi-purpose/Unknown Purpose	1,507	96.91%	$296,501,467.32	96.95%
First Time Home Purchase	4	0.26%	$796,138.00	0.26%
Other-than-first-time Home Purchase	25	1.61%	$5,351,762.00	1.75%
Rate/Term Refinance - Borrower Initiated	1	0.06%	$121,800.00	0.04%
Total	1,555	100.00%	$305,822,297.32	100.00%

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Original Term	Loan Count	% of Loans	Original Balance	% of Balance
181-240 Months	69	4.44%	$10,521,672.00	3.44%
241-360 Months	1,486	95.56%	$295,300,625.32	96.56%
Total	1,555	100.00%	$305,822,297.32	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,059	68.10%	$208,143,818.65	68.06%
Condo, Low Rise	53	3.41%	$10,054,632.67	3.29%
Condo, High Rise	10	0.64%	$2,565,299.00	0.84%
PUD	384	24.69%	$74,272,636.00	24.29%
Townhouse	2	0.13%	$252,500.00	0.08%
Single-wide Manufactured Housing	6	0.39%	$674,000.00	0.22%
1 Family Attached	3	0.19%	$260,000.00	0.09%
2 Family	25	1.61%	$6,174,227.00	2.02%
3 Family	3	0.19%	$917,000.00	0.30%
4 Family	10	0.64%	$2,508,184.00	0.82%
Total	1,555	100.00%	$305,822,297.32	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,408	90.55%	$275,329,077.65	90.03%
Investment	125	8.04%	$24,912,683.00	8.15%
Second Home	22	1.41%	$5,580,536.67	1.82%
Total	1,555	100.00%	$305,822,297.32	100.00%

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